Financial Instruments	12 Months Ended
Dec. 31, 2017
Financial Instruments
Financial Instruments

14. Financial Instruments

Fair Value

The following table sets forth the financial instruments measured at fair value by level within the fair value hierarchy as of December 31, 2016 and 2017:

	Fair Value Measurements
	(in thousands)
	Total	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
As of December 31, 2016:
Bank time deposits*	$31,188	$—	$31,188	$—
Available-for-sale securities**	5,274	5,274	—	—

Total	$36,462	$5,274	$31,188	$—

As of December 31, 2017:
Bank time deposits*	$791,730	$—	$791,730	$—
Available-for-sale securities**	4,279	4,279	—	—

Total	$796,009	$4,279	$791,730	$—

*  Included in short-term investments on the Group’s consolidated balance sheets.

** Included in long-term investments on the Group’s consolidated balance sheets.

Recurring

The Group measures bank time deposits and available-for-sale securities at fair value on a recurring basis.

The fair value of the Group’s available-for-sale securities are determined based on the quoted market price (Level 1). The fair value of the Group’s bank time deposits are determined based on the quoted market price for similar products (Level 2).

The Group reviews its available-for-sale investments regularly to determine if an investment is other-than-temporarily impaired due to changes in quoted market price or other impairment indicators. For the years ended December 31, 2015, 2016 and 2017, impairment related to available-for-sale securities was nil, $4.8 million and nil, respectively (see Note 4 for further information).

Non-recurring

The Group measures certain financial assets, including investments under the cost method and equity method, at fair value on a non-recurring basis only if an impairment charge is recognized.

The fair value of the Group’s privately held investments are determined using the income approach with unobservable inputs, such as the investee company’s historical financial results and assumptions about future growth rates, which require significant judgment to determine, and the market approach based on market participants’ price quote for the investment. As of December 31, 2016 and 2017, certain privately held investments under the cost method and equity method were measured using significant unobservable inputs (Level 3) and written down from their respective carrying value to a fair value of nil, with impairment charges incurred and recorded in earnings for the year then ended. The impairment charges related to these investments were $8.0 million, $35.4 million and $4.7 million for the years ended December 31, 2015, 2016 and 2017, respectively, (see Note 4 for further information). The fair value of the privately held investments was measured based on discounted cash flow with unobservable inputs including the discount curve of market interest rates, which ranged from 20% to 22%.

The Group’s non-financial assets, such as intangible assets, goodwill and fixed assets, are measured at fair value only if they were determined to be impaired. In accordance with the Group’s policy to perform an impairment assessment of its goodwill on an annual basis as of the balance sheet date or when facts and circumstances warrant a review, the Group performed an impairment assessment on its goodwill by reporting unit annually. The Group concluded that no write-down was warranted for the years ended December 31, 2015, 2016 and 2017, respectively.

The carrying amount of cash and cash equivalents, short-term investments, accounts receivable due from third parties, accounts receivable due from Alibaba, accounts receivable due from other related parties, amount due from/to SINA, accounts payable, accrued and other liabilities approximates fair value because of their short-term nature.